UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2007

SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3333 Beverly Road		60179
Hoffman Estates, Illinois		(Zip code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Section 5 –	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers

(b)	On April 1, 2007, Donald J. Carty advised Sears Holdings Corporation (the
“Company”) of his decision not to stand for re-election as a director at the Company’s annual meeting scheduled to be held on May 4, 2007 (the “Annual Meeting”). Mr. Carty, who was named Vice Chairman and Chief Financial Officer of Dell Inc. in January 2007,
plans to devote more time to Dell matters.

Mr. Carty has indicated his intention to continue to serve as a director until the
Annual Meeting.

The Company’s press release announcing Mr. Carty’s decision not to stand for re-
election is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press release of Sears Holdings Corporation dated April
2, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/William K. Phelan
William K. Phelan
Vice President and Controller

Date: April 2, 2007

Exhibit Index
Exhibit No.	Description
_________ _________________________

99.1	Press Release of Sears Holdings
Corporation dated April 2, 2007